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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 2, 2003


                                HEALTHTRAC, INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Canada                      000-14356                 91-1353658
-------------------------------      -----------            -------------------
(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
Incorporation or Organization)       File Number)           Identification No.)


              539 Middlefield Road, Redwood City, California 94063
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 839-5500

                                 Not applicable

                      ------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On September 30, 2003, the Board of Directors appointed Edward W. Sharpless, Healthtrac's President and CEO a Director of our company.

In addition, Tony Z. DiCostanzo was promoted to CFO and Senior Vice President Finance and Operations. Tony previously served as Vice President, Operations and Finance.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                              HEALTHTRAC, INC.

Date:  October 2, 2003                    By: /s/ EDWARD W. SHARPLESS
                                              -------------------------
                                              Edward W. Sharpless,
                                              President and Chief Executive
                                              Officer